Exhibit 10.2

EXECUTION VERSION

INCREMENTAL FACILITY AGREEMENT AND AMENDMENT NO. 4
INCREMENTAL FACILITY AGREEMENT AND AMENDMENT NO. 4, dated as of March 7, 2019 (this “Amendment”), among INGEVITY CORPORATION, a Delaware corporation (the “U.S. Borrower”), Ingevity Holdings SPRL (formerly known as MEADWESTVACO EUROPE SPRL), a Belgian private limited liability company (société privée à responsabilité limitée/besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Belgium, with its registered office at Avenue des Olympiades 2, B-1140 Brussels and registered with the Belgian Crossroads Bank for Enterprises under number 0402.720.145, RPR/RPM Brussels (French speaking division) (the “Belgian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties, the Lenders party hereto and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to the Credit Agreement dated as of March 7, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to the Incremental Facility Agreement and Amendment No. 1, dated as of August 21, 2017, the Incremental Facility Agreement and Amendment No. 2, dated as of August 7, 2018 and Amendment No. 3, dated as of March 7, 2019, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders from time to time party thereto, the Swingline Lender, the Issuing Banks and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.
WHEREAS, pursuant to Section 2.21 of the Existing Credit Agreement on the terms set forth in this Amendment, the U.S. Borrower has requested the establishment of a new Class of Incremental Term Commitments in the aggregate principal amount of $375,000,000 (the “Incremental Term A-1 Commitments,” and the Incremental Term Loans made pursuant thereto, the “Incremental Term A-1 Loans”) by delivery of a written notice to the Administrative Agent pursuant to Section 2.21(a) of the Existing Credit Agreement, of which the Administrative Agent promptly notified the Lenders;
WHEREAS, each financial institution having an amount set forth opposite its name under the heading “Incremental Term A-1 Commitment” on Schedule 1 hereof (each, an “Incremental Term A-1 Lender”) has agreed severally and not jointly, on the terms and conditions set forth herein and in the Existing Credit Agreement, to provide a portion of the Incremental Term A-1 Loans and to become, if not already, a Lender for all purposes under the Amended Credit Agreement (as defined below);
WHEREAS, pursuant to Sections 2.21 and 9.02 of the Existing Credit Agreement, the U.S. Borrower, each of the undersigned Incremental Term A-1 Lenders and the Administrative Agent desire to amend the Existing Credit Agreement as set forth herein to effect the Incremental Term A-1 Loans;
WHEREAS, TD Securities (USA) LLC, BMO Capital Markets Corp., Citigroup Global Markets, Inc., Citizens Capital Markets, Inc. and PNC Capital Markets LLC (collectively, the “Amendment No. 4 Arrangers”) are acting as joint lead arrangers in connection with this Amendment;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Incremental Term Loans.

(a)Pursuant to Section 2.21 of the Existing Credit Agreement, (i) the U.S. Borrower confirms and agrees that (i) it has requested Incremental Term Commitments in the aggregate principal amount of $375,000,000 from the Incremental Term A-1 Lenders and (ii) on the Effective Date, the U.S. Borrower will borrow the full amount of Incremental Term A-1 Loans from the Incremental Term A-1 Lenders.

(b)Each Incremental Term A-1 Lender agrees that (i) effective on and at all times after the Effective Date (as defined herein), such Incremental Term A-1 Lender will be bound by all obligations of a Lender under the Amended Credit Agreement and (ii) on the Effective Date, such Incremental Term A-1 Lender will fund an Incremental Term A-1 Loan, in Dollars, in the amount set forth opposite its name on Schedule 1 hereof. Each of the parties hereto hereby agrees that the Incremental Term A-1 Commitments will terminate immediately following the funding of the Incremental Term A-1 Loans.

(c)Each of the parties hereto hereby agrees that the Incremental Term A-1 Commitments and any Incremental Term A-1 Loans made pursuant thereto constitute Incremental Term Commitments and Incremental Term Loans, respectively, pursuant to Section 2.21 of the Existing Credit Agreement, and that this Amendment shall be deemed to be an Incremental Facility Agreement effecting such amendments to the Existing Credit Agreement as may be necessary or appropriate in the opinion of the Administrative Agent to give effect to the provisions of Section 2.21 of the Existing Credit Agreement in connection with such Incremental Term Commitments.

(d)In accordance with Section 2.21 of the Existing Credit Agreement, the Incremental Term A-1 Loans will, upon funding, (1) constitute Term Loans for all purposes of the Amended Credit Agreement and (2) be treated as a new Series of Term Loans under the Amended Credit Agreement. Except as set forth in this Amendment, the terms of the Incremental Term A-1 Loans shall be identical to those of the Term Loans existing immediately prior to the Effective Date.

(e)The maturity date for the Incremental Term A-1 Loans shall be August 7, 2022 (the “Incremental Term A-1 Loan Maturity Date”). No amortization payments shall be required with respect to the Incremental Term A-1 Loans. To the extent not previously paid, all Incremental Term A-1 Loans shall be due and payable on the Incremental Term A-1 Loan Maturity Date.

(f)The “Applicable Rate” with respect to any Incremental Term A-1 Loan that is an ABR Loan or Eurocurrency Rate Loan shall be the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurocurrency Spread,” respectively, based upon the Total Leverage Ratio as of the most recent determination date; provided that the “Applicable Rate” shall be the applicable rate per annum set forth below in Category A from the Effective Date until the next change in the Applicable Rate in accordance with the immediately succeeding sentence:

	Total Leverage Ratio	Eurocurrency Spread	ABR Spread
Category A:	< 2.75:1.00	0.75%	0.00%
Category B:	≥ 2.75:1.00 and < 3.75:1.00	1.00%	0.00%
Category C:	≥ 3.75:1.00	1.25%	0.25%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the first Business Day after delivery to the Administrative Agent pursuant to Section 5.01(d) of each Compliance Certificate (commencing with the first Compliance Certificate delivered after the Effective Date)) indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Total Leverage Ratio shall be deemed to be in Category C if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) or any Compliance Certificate required to be delivered pursuant to Section 5.01(d), during the period from the expiration of the time for delivery thereof until such consolidated financial statements or Compliance Certificate are delivered.

(g)The Incremental Term A-1 Loans shall be entitled to share in mandatory prepayments of Term Borrowings under Section 2.11 of the Existing Credit Agreement on a pro rata basis with the Term Borrowings existing immediately prior to the Effective Date. Mandatory prepayments of Incremental Term A-1 Loans shall be applied to the outstanding principal amount of such Incremental Term A-1 Loans.

(h)The U.S. Borrower shall use the proceeds of the Incremental Term A-1 Loans to repay outstanding Revolving Loans and to pay fees and expenses in connection with the transactions contemplated by this Amendment.

Section 2.Amendments.

(a)The Existing Credit Agreement is, effective as of the Effective Date, hereby amended by adding the following definitions to Section 1.01 in alphabetical order:

“Amendment No. 4 Effective Date” means March 7, 2019.
“Incremental Term A-1 Commitment” means, as to each Incremental Term A-1 Lender, the obligation of such Person to make an Incremental Term A-1 Loan to the U.S. Borrower on the Amendment No. 4 Effective Date in the principal amount set forth opposite such Person’s name on Schedule 1 to Amendment No. 4. Such Incremental Term A-1 Commitments shall terminate on the Amendment No. 4 Effective Date immediately following the funding of the Incremental Term A-1 Loans. The initial aggregate amount of the Incremental Term A-1 Lenders’ Incremental Term A-1 Commitments is $375,000,000. For the avoidance of doubt, the Incremental Term A-1 Commitments constitute the Amendment No. 4 Incremental Term A-1 Commitments.
“Incremental Term A-1 Lender” means each Lender listed on Schedule 1 to Amendment No. 4 and each Person that assumes an Incremental Term A-1 Commitment or Incremental Term A-1 Loan pursuant to Section 9.04.
“Incremental Term A-1 Loan” means a Loan made pursuant to Section 2 of Amendment No. 4. For the avoidance of doubt, the Incremental Term A-1 Loans constitute the Amendment No. 4 Incremental Term A-1 Loans.
Section 3.Representations and Warranties. The Loan Parties represent and warrant to the Lenders and the Administrative Agent as of the Effective Date that:

(a)Both immediately prior to and immediately after giving effect to the Incremental Term A-1 Commitments and the making of the Loans hereunder, to be made on the Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date.

(b)both immediately prior to and immediately after giving effect to the Incremental Term A-1 Commitments and the making of Loans thereunder to be made on the Effective Date, no Default or Event of Default has occurred and is continuing.

(c)After giving Pro Forma Effect to the establishment of the Incremental Term A-1 Commitments provided for herein, the incurrence of the Incremental Term A-1 Loans and the use of the proceeds thereof, and assuming that the full amount of such Incremental Term A-1 Commitments has been funded as Loans on the Effective Date, the Borrowers are in Pro Forma Compliance with each Financial Maintenance Covenant, recomputed as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) of the Existing Credit Agreement.

(d)As of the Effective Date, each of the requirements set forth in Section 2.21(a), (b) and (c) of the Credit Agreement have been met.

Section 4.Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which:

(a)the Administrative Agent (or its counsel) shall have received from the Loan Parties and the Incremental Term A-1 Lenders, a counterpart of this Amendment signed on behalf of each such party;

(b)the Administrative Agent (or its counsel) shall have received (i) true and complete copies of the Organizational Documents of each Loan Party and a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors or other governing body, as applicable, of each Loan Party (or a duly authorized committee thereof) authorizing (A) the execution, delivery and performance of this Amendment and Amendment No. 3 (and any agreements relating thereto) and (B) in the case of the U.S. Borrower, the extensions of credit hereunder, together with such certificates relating to the good standing of each Loan Party or the substantive equivalent, if any, available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction as the Administrative Agent may reasonably request and (ii) a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit M to the Existing Credit Agreement or otherwise reasonably satisfactory to the Administrative Agent, with appropriate insertions, executed by an Authorized Officer of such Loan Party, and attaching the documents referred to in clause (i) above;

(c)the representations and warranties set forth in Section 3 hereof shall be true and correct and the Administrative Agent shall have received a certificate of an Authorized Officer to such effect;

(d)the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Incremental Term A-1 Lenders as of and dated the Effective Date) of (i) Wachtell, Lipton, Rosen & Katz and (ii) other local counsel reasonably requested by the Administrative Agent;

(e)the Lenders shall have received a certificate from a Financial Officer of the U.S. Borrower, substantially in the form of Exhibit K to the Existing Credit Agreement (or other form reasonably acceptable to the Administrative Agent) confirming the solvency of the U.S. Borrower and the Subsidiaries on a consolidated basis on the Effective Date after giving effect to the funding of the Incremental Term A-1 Loans and the use of proceeds thereof;

(f)the U.S. Borrower shall have (1) reimbursed the Administrative Agent for the reasonable and documented out of pocket expenses incurred by it in connection with this Amendment invoiced at least three Business Days prior to the Effective Date, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and (2) paid all fees and expenses required to be paid on the Effective Date pursuant to the (x) Engagement Letter, dated as of February 20, 2019, between the U.S. Borrower and TD Securities (USA) LLC and (y) any other letter agreement between the U.S. Borrower and any Amendment No. 4 Arranger;

(g)the Administrative Agent shall have received a Borrowing Request from the U.S. Borrower with respect to the Incremental Term A-1 Loans;

(h)the Amendment No. 3 Effective Date shall have occurred;

(i)the Borrower Representative shall have delivered a notice of prepayment to the Administrative Agent with respect to the Revolving Loans in accordance with Section 2.11(g) of the Existing Credit Agreement not later than 12:00 noon, New York City time, three Business Days prior to the Effective Date; and

(j)the Incremental Term A-1 Lenders shall have received all documentation and other information about the Loan Parties as has been reasonably requested by the Incremental Term A-1 Lenders (or the Administrative Agent on behalf of the Incremental Term A-1 Lenders) in writing at least 10 days prior to the Effective Date and that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and the Beneficial Ownership Regulation.

Section 5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6.Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.Effect of Amendment.

(a)On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended or waived by this Amendment.

(b)The Existing Credit Agreement, and each of the other Loan Documents, in each case as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agents under the Existing Credit Agreement, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, but rather constitute a modification thereof pursuant to the terms contained herein. The Existing Credit Agreement as amended hereby, shall be deemed to be a continuing agreement among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, each in accordance with its terms (as amended by this Amendment), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Amendment or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto. Each party hereto acknowledges and agrees that the liens, security interests and assignments created and granted by any Grantor (as defined in the U.S. Collateral Agreement) under the U.S. Collateral Agreement or any Pledgor (as defined in the U.S. Law Belgian Pledge Agreement and any Belgian Security Agreement) that encumber the Collateral (as defined in the Existing Credit Agreement) shall continue to exist and remain valid and subsisting, shall not be impaired, extinguished or released hereby, shall remain in full force and effect, and are hereby ratified, renewed, brought forward, extended, and rearranged as security for the Obligations (as defined in the U.S. Collateral Agreement and the U.S. Law Belgian Pledge Agreement, each as amended by this Amendment) and the Secured Obligations (as defined in the Belgian Receivables Pledge Agreement, the Belgian Bank Accounts Pledge Agreement, and the Belgian Share Pledge Agreement, each as amended by this Amendment), as applicable. For the avoidance of doubt, each of the parties to this Amendment agrees, that, to the extent that any amendment made to the Existing Credit Agreement pursuant to this Amendment shall constitute a novation within the meaning of Article 1271 et seq. of the Belgian Civil Code, then notwithstanding any such novation, all the rights (including in relation to the Collateral created under the Security Documents) of the Lender against the Loan Parties shall be maintained in accordance with Article 1278 of the Belgian Civil Code. This Amendment constitutes a Loan Document and an Incremental Facility Agreement.

Section 9.Acknowledgement and Consent. (a) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement, and this Amendment and consents to the amendments of the Existing Credit Agreement affected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (as such term is defined in the applicable Loan Document).

(b)    Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Existing Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Existing Credit Agreement.

Section 10.Amendment No. 4 Arrangers. Each of the Amendment No. 4 Arrangers shall be entitled to all rights, privileges and immunities applicable to the “Arrangers” under the Loan Documents in connection herewith.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:

INGEVITY CORPORATION

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY HOLDINGS SPRL

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

INGEVITY ARKANSAS, LLC

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY SOUTH CAROLINA, LLC

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ingevity Amendment No. 4]

INGEVITY SERVICES, INC.

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY VIRGINIA CORPORATION

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY GEORGIA, LLC

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ingevity Amendment No. 4]

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.,
as Administrative Agent and Lender

By:	/S/ DANIEL R. VAN AKEN
Name: Daniel R. Van Aken
Title: Managing Director

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

TD Bank, N.A.,
as a Lender

By:	/S/ MICHELE DRAGONETTI
Name: Michele Dragonetti
Title: Senior Vice President

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

BMO HARRIS BANK N.A.,
as a Lender

By:	/S/ JASON DEEGAN
Name: Jason Deegan
Title: Director

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

Citibank, N.A.,
as a Lender

By:	/S/ MICHAEL SAURER
Name: Michael Saurer
Title: Vice President

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

CITIZENS BANK, N.A. (as successor by merger to CITIZENS BANK OF PENNSYLVANIA), as a Lender

By:	/S/ DAVID W. DINELLA
Name: David W. Dinella
Title: Senior Vice President

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

PNC Bank, National Association,
as a Lender

By:	/S/ BRANDON K. FIDDLER
Name: Brandon K. Fiddler
Title: Senior Vice President

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/S/ TAYLOR BERINGER
Name: Taylor Beringer
Title: Vice President

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

HSBC UK Bank Plc,
as a Lender

By:	/S/ STEPHEN SHERRATT
Name: Stephen Sherratt
Title: Head of International Banking, Midlands & North UK

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/S/ ANTJE FOCKE
Name: Antje Focke
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

GOLDMAN SACHS BANK USA,
as a Lender

By:	/S/ RYAN DURKIN
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Ingevity Amendment No. 4]

LENDERS:

SunTrust Bank,
as a Lender

By:	/S/ CHRIS HURSEY
Name: Chris Hursey
Title: Director

[Signature Page to Ingevity Amendment No. 4]

Schedule 1

Incremental Term A-1 Commitments

Incremental Term A-1 Lender	Incremental Term A-1 Commitment
TD Bank, N.A.	$65,000,000.00
BMO Harris Bank N.A.	$50,000,000.00
Citibank, N.A.	$50,000,000.00
Citizens Bank, N.A.	$50,000,000.00
PNC Bank, N.A.	$50,000,000.00
HSBC Bank USA, N.A.	$15,000,000.00
HSBC UK Bank plc	$15,000,000.00
JPMorgan Chase Bank, N.A.	$30,000,000.00
Goldman Sachs Bank USA	$25,000,000.00
SunTrust Bank	$25,000,000.00
Total:	$375,000,000.00

[Schedule Page to Ingevity Amendment No. 4]